Exhibit 10.10

July 17, 2005

Mark C. Fritz

1632 Ben Fulton Road

North Lawrence, OH 44666

RE: CONVERTIBLE PROMISSARY NOTE DATED MARCH 17, 2005 AND WARRANT TO PURCHASE COMMON STOCK

Dear Mark,

Per your request please find the new Security Purchase Agreement for $100,000 USD and the Warrant to Purchase Common Stock for 50,000 shares. In addition, you have elected to redeem your note by converting your shares at the revised price of $1.00 per share with the warrants at $1.60 per share. The company has also agreed to file an SB-2 Registration statement within 45 days of the date of this closing to grant you registration rights for your shares.

This Certifies That, Mark C. Fritz, Hereby elects to purchase 100,000 additional restricted SRGG shares in the form of a private placement at the price of $1.00 per share and Surge Global Energy Inc. has agreed to issue him 50,000 warrants at $1.60 per share.

This Certifies That, Mark C. Fritz, Hereby as the “Holder” of the Convertible Promissory Note  No. 2005-1 dated March 17, 2005, pursuant to section 3(a) elects to convert the note at the price of $1.00 per share (pursuant to section 3(e)) for the amount of $1,575,000 is entitled to be issued 1,575,000 shares. Pursuant to section 3(b) Immediately following (and in no event more than ten (10) business days after) the conversion of the Note, the Company shall deliver, or shall cause to be delivered, to the Holder a certificate or certificates representing the number of shares of the Company’s capital stock (the “Conversion Shares”) issuable by reason of such conversion in the name of the Holder concurrently with the delivery of the Note by the Holder to the Company.  In addition, the company will deliver to the Holder a new WARRANT TO PURCHASE COMMON STOCK for 787,500 shares at $1.60.

If this meets with your approval please Sign this letter and attached agreements and Fedex three originals to me and I will return an executed copy to you along with the share certificates.

Please keep copy of each of the Convertible Promissory Note and Warrant to Purchase Common stock and ONLY return the NOTE & WARRANT PURCHASE AGREEMENT with the attached subscription agreement and a copy of this letter with your signature.

Accepted on this date of July 18, 2005 by:

Note Holder – Mark C. Fritz

By:	/s/ Mark C. Fritz
Name: Mark C. Fritz

Surge Global Energy, Inc.

By:	/s/ Fred W. Kelly
Name:	Fred W. Kelly

Title:	Chief Executive Officer

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July 17, 2005

Dr. Victor G. Mellul

306 SOCIETY HILL BLVD

CHERRY HILL, NJ 08003,

Facsimile (856) 429-8400

RE: CONVERTIBLE PROMISSARY NOTE DATED MARCH 24, 2005 AND WARRANT TO PURCHASE COMMON STOCK

Dear Dr. Mellul,

Per our conversation this letter will confirm your election to redeem your note by converting your shares at the revised price of $1.00 per share with the warrants being reissued at $1.60 per share. The company has also agreed to file an SB-2 Registration statement within 45 days of the date of this closing to grant you registration rights for your shares.

This Certifies That, Dr. Victor G. Mellul, Hereby as the “Holder” of the Convertible PROMISSORY NOTE No. 2005-3 dated March 24, 2005, pursuant to section 3(a) elects to convert the note at the price of $1.00 per share (pursuant to section 3(e)) for the amount of $100,000 is entitled to be issued 100,000 shares. Pursuant to section 3(b) Immediately following (and in no event more than ten (10) business days after) the conversion of the Note, the Company shall deliver, or shall cause to be delivered, to the Holder a certificate or certificates representing the number of shares of the Company’s capital stock (the “Conversion Shares”) issuable by reason of such conversion in the name of the Holder concurrently with the delivery of the Note by the Holder to the Company.  In addition, the company will deliver to the Holder a new WARRANT TO PURCHASE COMMON STOCK for 50,000 shares at $1.60.

If this meets with your approval please Sign this letter and attached agreements and Fedex three originals to me and I will return an executed copy to you along with the share certificates.

Please keep copy of each of the Convertible Promissory Note and Warrant to Purchase Common stock and ONLY return the original NOTE & WARRANT PURCHASE AGREEMENT with the attached subscription agreement and a copy of this letter with your signature.

Accepted on this date of July 17th, 2005 by:

Note Holder – Dr. Victor G. Mellul

By:	/s/ Victor G. Mellul
Name: Dr. Victor G. Mellul

Surge Global Energy, Inc.

By:	/s/ Fred W. Kelly
Name:	Fred W. Kelly

Title:	Chief Executive Officer

2

July 17, 2005

Irving L. Plaksen

4427 Camanita Sana Unit #1

San Diego, CA  92122

Tel. 1.858.622-9610

RE: CONVERTIBLE PROMISSARY NOTE DATED MARCH 24, 2005 AND WARRANT TO PURCHASE COMMON STOCK

Dear Irving L. Plaksen,

Per our conversation this letter will confirm your election to redeem your note by converting your shares at the revised price of $1.00 per share with the warrants being reissued at $1.60 per share. The company has also agreed to file an SB-2 Registration statement within 45 days of the date of this closing to grant you registration rights for your shares.

This Certifies That, Irving L. Plaksen, Hereby as the “Holder” of the Convertible PROMISSORY NOTE No. 2005-2 dated March 24, 2005, pursuant to section 3(a) elects to convert the note at the price of $1.00 per share (pursuant to section 3(e)) for the amount of $35,000 is entitled to be issued 35,000 shares. Pursuant to section 3(b) Immediately following (and in no event more than ten (10) business days after) the conversion of the Note, the Company shall deliver, or shall cause to be delivered, to the Holder a certificate or certificates representing the number of shares of the Company’s capital stock (the “Conversion Shares”) issuable by reason of such conversion in the name of the Holder concurrently with the delivery of the Note by the Holder to the Company.  In addition, the company will deliver to the Holder a new WARRANT TO PURCHASE COMMON STOCK for 17,500 shares at $1.60.

This Certifies That, Irving L. Plaksen, Hereby elects to purchase 50,000 additional restricted Surge Global Energy Inc. (SYMBOL:SRGG) common stock shares in the form of a private placement at the price of $1.00 per share and Surge Global Energy Inc. has agreed to issue him 25,000 warrants at $1.60 per share. In Summary, you will be receiving one share certificate for 50,000 shares and one warrant agreement for 25,000 shares.

If this meets with your approval please Sign this letter and attached agreements and Fedex three originals to me and I will return an executed copy to you along with the share certificates.

Please keep copy of each of the Convertible Promissory Note and Warrant to Purchase Common stock and ONLY return the original NOTE & WARRANT PURCHASE AGREEMENT with the attached subscription agreement and a copy of this letter with your signature.

Accepted on this date of July 17th, 2005 by:

Note Holder – Irving L. Plaksen

By:	/s/ Irving L. Plaksen
Name: Irving L. Plaksen

Surge Global Energy, Inc.

By:	/s/ Fred W. Kelly
Name:	Fred W. Kelly

Title:	Chief Executive Officer

2